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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 AUGUST 17, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           HEALTHEON/WEBMD CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                      0-24975                  94-3236644
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)            Identification No.)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



             ------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated August 17, 2000 regarding termination by the Department of Justice of the Hart-Scott-Rodino pre-merger waiting period in connection with Healtheon/WebMD Corporation's proposed acquisition of Medical Manager Corporation and CareInsite, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits

               The following exhibit is filed herewith:

               99.1 Joint Press Release, dated August 17, 2000, by Healtheon/WebMD Corporation, Medical Manager Corporation and CareInsite, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HEALTHEON/WEBMD CORPORATION



 Dated: August 18, 2000              By: /s/ Jack Dennison
                                         ---------------------------------------
                                         Jack Dennison, Executive Vice President
                                         And General Counsel




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                                  EXHIBIT INDEX

         Exhibit No.       Exhibit
         -----------       -------

            99.1 Joint Press Release, dated August 17, 2000, by Healtheon/WebMD Corporation, Medical Manager Corporation and CareInsite, Inc.




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